April 24, 2014

DREYFUS PREMIER INVESTMENT FUNDS, INC.

- Dreyfus Greater China Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and “Fund Summary – Portfolio Management” in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  The fund's sub-investment adviser is Hamon Asian Advisors Limited (Hamon), an affiliate of Dreyfus.  The fund is team-managed by Hugh Simon and Raymond Chan.  Mr. Simon is the founder and Chief Executive Officer of Hamon and has been a portfolio manager of the fund since the fund's inception in March 2006.  Mr. Chan is the Managing Director and Chief Investment Officer of Hamon.  Mr. Chan has been a portfolio manager of the fund since July 2011.

The following information supersedes and replaces the portfolio manager information contained in “Fund Details – Management” in the statutory prospectus:

The fund is team-managed by Hugh Simon and Raymond Chan. Mr. Simon is the founder and Chief Executive Officer of Hamon and has been a portfolio manager of the fund since the fund's inception in March 2006.  Mr. Chan is the Managing Director and Chief Investment Officer of Hamon, where he has been employed since 2011.  From 2003 to 2011, he was the Investment Director of Amundi Asset Management.  Mr. Chan has been a portfolio manager of the fund since July 2011.

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